STRATEGIC COLLABORATION AGREEMENT WITH NOVARTIS	12 Months Ended
Dec. 31, 2017
Disclosure of strategic collaboration agreement with novartis [Abstract]
STRATEGIC COLLABORATION AGREEMENT WITH NOVARTIS
NOTE 17 – STRATEGIC COLLABORATION AGREEMENT WITH NOVARTIS

In December 2014, the Company entered into a multi-year strategic collaboration agreement with Novartis Pharma AG (“Novartis”) designed to facilitate development and commercialization of Israeli-sourced drug candidates. Under the agreement, Novartis evaluates projects identified and presented by the Company for co-development and future licensing under the collaboration.

Under the terms of the agreement, Novartis acquired an initial 5,000,000 of the Company’s ADSs, representing 12.8% of the Company’s then outstanding share capital, in a private transaction at a price of $2.00 per ADS, for a total equity investment of $10 million. Novartis does not have any governance rights and has agreed to certain standstill provisions. Novartis and the Company jointly evaluate both clinical and pre-clinical stage projects presented by the Company via a Joint Steering Committee, which determines which projects to advance further in development and on what terms. Projects at or reaching the clinical stage are eligible for selection by Novartis. Upon selection of a project, Novartis will pay the Company an option fee of $5 million, as well as fund 50% of the anticipated remaining development costs associated with establishing clinical proof-of-concept, in the form of an additional equity investment in the Company. Novartis will have an exclusive right of first negotiation to license from the Company each selected project upon establishment of clinical proof-of-concept. The companies intend to develop up to three programs through clinical proof-of-concept pursuant to this collaboration.